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Cracker Barrel Old Country Store, Inc.

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On October 9, 2024, Cracker Barrel Old Country Store, Inc. (the “Company”) posted the following materials to its proxy solicitation campaign website at www.crackerbarrelshareholders.com (the “Campaign Website”).

On October 9, 2024, the Company mailed the following letter to its shareholders. The letter was also posted by the Company to the Campaign Website.

Dear Fellow Shareholder, Our Annual Meeting of Shareholders is coming up on November 21, 2024, and we are writing to encourage you to vote for Cracker Barrel’s 10 recommended nominees to your Board of Directors. The stakes are very high this year because Sardar Biglari has launched yet another proxy contest, nominating himself and two other candidates for election to your Board. This marks the seventh time Mr. Biglari has pursued a costly and distracting proxy contest in the last 13 years. Each time his proxy contests have gone to a vote, our shareholders have rejected Mr. Biglari’s nominees and his positions by significant and increasing margins. We ask that you reject Mr. Biglari again for the reasons we discuss in this letter. Cracker Barrel is one of the most iconic brands in American casual and family dining, with tremendous brand affinity, loyal guests, and a deep connection with the communities we serve. For 55 years, the Company has been dedicated to our mission of “Pleasing People” and we pride ourselves on our quality, value and friendly service. Nothing means more to your Board than delivering on that promise for our guests, our employees, and our shareholders. We are the first to acknowledge that Cracker Barrel struggled coming out of the pandemic more than some brands, and since then the Company has not delivered the results that our shareholders expect and deserve. But to be clear, contrary to Mr. Biglari’s claims, Cracker Barrel is not in crisis. Our traffic, while lower than we want or need it to be, is still significant, and we operate profitably; we just need to do a lot of hard work to reinvigorate the brand and regain a leadership position in our industry. Last year, our Board recruited and appointed a new President and Chief Executive Officer, Julie Masino. Ms. Masino is a world-class executive with the expertise to lead the charge on a strategic transformation to carve new paths for growth and usher in the next era of value creation for Cracker Barrel shareholders. She has publicly laid out a detailed transformation plan, informed by months of thoughtful analysis as we explain below. We are already driving progress from this plan — with much more to come. To support the Company’s success, for years now, we have consistently and thoughtfully refreshed the Board to ensure we have the right balance of knowledge and perspectives as well as critical restaurant and hospitality experience. Since 2019, we have appointed seven new independent directors with strong skills and experience, including Mr. Biglari’s nominee, Jody Bilney, in 2022. We also recently named a new independent Chairman, Carl Berquist. All of our directors, including Ms. Bilney, were actively involved in the development of our strategic transformation plan and they unanimously support the plan and the investments that it requires. Ensure the continued Execution of Cracker Barrel’s Strategic Transformation Plan to Deliver Long-term Value A Vote on the WHITE Card Protects the Value of Your Investment, and is a Vote FOR the Future of Cracker Barrel

WE URGE YOU TO VOTE THE WHITE CARD TODAY “FOR ONLY” CRACKER BARREL’S 10 RECOMMENDED NOMINEES A Vote on the WHITE Card Protects the Value of Your Investment, and is a Vote FOR the Future of Cracker Barrel We believe that replacing any of Cracker Barrel’s recommended nominees with Mr. Biglari or Ms. Alberti-Perez would deprive the Company of important skills and expertise and risk derailing our progress during this especially critical time for the business. Including Mr. Goodwin, your Board is recommending the election of the following 10 nominees who we believe have superior qualifications to build the value of your investment in Cracker Barrel: Slow cooked in our kitchen Carl Berquist Jody Bilney Meg Crofton Gilbert Dávila John Garratt Michael Goodwin Cheryl Henry Julie Masino Gisel Ruiz Darryl “Chip” Wade Despite this, Mr. Biglari still chose to nominate himself and four other candidates – two of whom he later withdrew without explanation – for election to the Board. We believe the fact that Mr. Biglari would pursue yet another proxy contest when we have a new CEO, a well-defined three-year transformation plan beginning to take hold, and a refreshed Board, speaks volumes about Mr. Biglari’s questionable motives. Rather than seeking what is best for the Company and all shareholders, we believe that Mr. Biglari is once again trying to secure a long-sought “win” for himself personally, at the expense of other shareholders. Despite our long history with Mr. Biglari and in keeping with our track record of superior corporate governance, our Board interviewed all four of his initial independent nominees, carefully considering their qualifications and our needs. We then made multiple settlement offers to Mr. Biglari that included appointing two of his qualified original nominees to the Board so as to avoid the cost and distraction of another proxy contest. However, he rejected each of our settlement offers outright, and made it clear to us that his goal was to personally join the Board. We refused to agree to appoint Mr. Biglari to the Board because we firmly believe this result would be destructive for shareholders for the reasons we explain below. The Board did, however, conclude that one of Mr. Biglari’s nominees, Michael Goodwin, has the skills, experience, and knowledge about the retail, restaurant, and hospitality industries and about Cracker Barrel to make him an outstanding Cracker Barrel director. The Board concluded that Milena Alberti-Perez and Mr. Biglari did not. As evidence of how carefully and fairly we reviewed the candidates nominated by Mr. Biglari and how strongly we believe in our conclusions, one of our existing directors whom Mr. Biglari originally challenged, Tom Barr, has decided not to stand for reelection and we are taking the highly unusual step of recommending that he be replaced by Mr. Goodwin. But despite this, Mr. Biglari continues to push his unnecessary proxy contest.

Cracker Barrel’s Board Has Taken and Continues to Take Action Designed to Drive the Company’s Growth and Create Sustainable, Long-Term Value for Shareholders New Leadership Increasing the Pace of Change and Returning to Growth Following the Board’s thoughtful leadership succession planning and robust recruitment process, Julie Masino was appointed President and CEO in November 2023, bringing to Cracker Barrel more than 30 years of experience driving innovation and growth for globally loved and recognized restaurant and retail brands. Highlights Of Ms. Masino’s Experience Include: As President, International of Taco Bell, she led the expansion of the division to over 1,000 restaurants in 32 countries. Previously, as North America President of Taco Bell, she delivered eight consecutive quarters of positive comp growth while launching culinary, technology, and business model innovations. She brings other valuable leadership and consumer brand experience, having served earlier in her career as CEO of Sprinkles Cupcakes, as GM of Fisher-Price at Mattel, and in various leadership roles at Starbucks. Ms. Masino acted quickly to bolster the Company’s leadership team and added top-notch executives with relevant skillsets and passion for our brand, including Chris Edwards as Chief Strategy Officer (March 2024) and Sarah Moore as Chief Marketing Officer (July 2024). Our strengthened leadership team is executing with urgency to address areas of opportunity, while leveraging the Company’s rich culture and ensuring our restaurants continue to be a place where people feel welcomed and cared for like family. New Strategic Plan Positive Momentum Underway Following Ms. Masino’s appointment, and aided by her fresh perspectives on the business, the Board and leadership team partnered with top-tier advisors and undertook an intensive review of the Company’s strategy and brand position over a period of several months. This data-driven review was backed by extensive customer feedback and research, leading to a clear understanding of what guests love about Cracker Barrel, as well as what we could do better. The leadership team, with the Board’s unanimous support, leveraged these important insights to develop a long-term strategic transformation plan to drive relevance, deliver an experience guests love, and grow sales and profitability. Slow cooked in our kitchen

There are five pillars to our transformation plan This transformation plan honors what guests love about Cracker Barrel and works to ensure that we remain top of mind for their next meal and increase traffic and sales. Importantly, it also positions the Company to capture greater market share by opening the door to a new community of guests to get to know – and love – Cracker Barrel. As shared on the Company’s recent earnings call, we are seeing green shoots as the transformation takes hold. Our new menu items are resonating with guests, our optimized pricing initiative is delivering strong flow-through and value perception scores, our loyalty program is delivering incremental sales and traffic, and we are seeing a lift in traffic and sales in our remodeled pilot stores. 1 Refining the brand 2 Enhancing the menu 3 Evolving the store & guest experience 4 Winning in digital & off-premise 5 Elevating the employee experience Project Rise Evolving the brand across all touchpoints to refine and strengthen positioning to delight existing and new guests. Introducing menu innovation focused on craveability and traffic drivers, streamlining processes to improve execution, and optimizing strategic pricing to protect value and improve profitability. Delivering an exceptional guest experience through operational excellence and improved store design and atmosphere; testing remodel prototypes with plans to complete 25-30 remodels in fiscal 2025. Growing the off-premise business and leveraging technology such as Cracker Barrel rewards; leveraging guest data to better understand consumer behavior and identify ways to drive frequency and engagement. Upgrading training and development programs and tools and simplifying job roles and utilizing technology to improve the employee experience. Importantly, this is only the beginning. We believe we have the data, the insights, and the right team to charge forward in restoring Cracker Barrel to a position of industry leadership.

Mr. Biglari Doesn’t Have a Credible Plan As a shareholder, Mr. Biglari has a right to be heard, which is why Julie Masino reached out to him and other major shareholders shortly into her tenure as President and CEO to solicit feedback. Ms. Masino and members of our senior leadership team hosted Mr. Biglari at two in-person meetings – once in March and again in June this year. During these meetings, Mr. Biglari demonstrated what we found to be a shallow and outdated understanding of our guests, our operations, and the work we are doing. While each of the five pillars of our transformation plan is grounded in extensive data-driven research, customer feedback, and tens of thousands of hours of thoughtful planning, Mr. Biglari’s “plan” is to take Cracker Barrel back to “1980’s” menus, insist we “focus on our stores” (here we agree, although for us its more than a slogan, it’s about executing actual initiatives), and divest Maple Street Biscuit Company, in the misguided belief that it is a distraction. More critically, Mr. Biglari wants to deprive our business of needed investments to drive customer engagement and instead pay an unsustainable dividend. Bottom line, Mr. Biglari has provided no credible or clear alternative to our transformation plan, and we believe his ideas are simplistic and would destroy shareholder value. Mr. Biglari’s Restaurant Track Record is Poor Mr. Biglari claims that he has extensive restaurant experience, but under his leadership, Steak’n’Shake has seen significant declines in traffic and same store sales, an alienation of customers through its transition to a kiosk model, and a fall in revenue of 20.6%. Also under Mr. Biglari, Western Sizzlin’ system sales have fallen by almost 50% and the number of units have reduced to just 33 as of June 20241 .. Mr. Biglari openly admits to “wringing cash from the business” to channel it into other investments. As we wrote to you in 2020, we consider the deterioration of Steak’n’Shake, a brand that once held a storied place in American restaurant history, to be a cautionary tale of poor capital allocation, underinvestment, lack of strategic vision, subpar leadership, and lost brand identity. These are hardly the mistakes we need to bring into our Boardroom at this critical juncture. Mr. Biglari’s Corporate Governance Track Record is Even Worse In the proxy contest Mr. Biglari launched at Cracker Barrel in 2020, shareholder advisory firm ISS wrote2 , “It is worth noting that the dissident’s company, Biglari Holdings, is notorious for flagrantly violating corporate governance standards and shareholder rights.” In our view, nothing has improved since then. Mr. Biglari’s focus, at Cracker Barrel and the other companies where he has been involved, appears to be on gains for himself and his fund – at the expense of other shareholders and the long-term success of the business. Mr. Biglari Seeks Outsized Influence Our Board works for the benefit of all shareholders, not one. If shareholders follow our recommendations, our Board of 10 directors will have two individuals originally nominated by Mr. Biglari: Jody Bilney and Michael Goodwin. It is hard to imagine that a non-controlling shareholder (holding less than 10 percent of our outstanding stock) could ask for better representation on our Board. Contrary to what Mr. Biglari says, we believe his presence in the Boardroom would not protect shareholders’ interests but would degrade them. We have seen over the years that Mr. Biglari’s demands and perspectives, at Cracker Barrel and his other restaurant companies, focus mainly on what is best for him rather than the interests of the business or his fellow shareholders. We expect this dynamic would become even more pronounced if he were elected to the Board. We Believe Mr. Biglari’s Ideas Risk Destroying Value AnD His Track Record is Controversial His insistence on a proxy contest appears to be about self-interest – securing a board seat for himself – not the best interests of all shareholders In contrast to the Company’s data-informed and extensively developed transformation plan, we believe Mr. Biglari offers no substantive solutions to the challenges we and the casual dining industry face. When coupled with his poor track record of performance in the restaurant space and even poorer track record with respect to corporate governance, it is not hard to understand why our Board rejected his candidacy. For all of these reasons, we are confident Cracker Barrel shareholders would not benefit from placing Mr. Biglari on the Board and should reject his candidacy in the same manner as they have consistently and overwhelmingly done in his past contests.

We Believe Cracker Barrel’s 10 Recommended Nominees are the Right Ones to Oversee the Company’s Strategic Transformation The Board Needs Your Support to Maintain the Pace of Change Collectively, these candidates bring the necessary experience to oversee the Company’s transformation, return the business to growth and deliver enhanced value for all shareholders. Notably, if all 10 recommended nominees are elected to your Board, all of them will have joined since the beginning of 2017, with eight of those since the beginning of 2020. Further, all directors except for Cracker Barrel’s President and CEO, Ms. Masino, will be independent and 80% will be diverse. And, as noted above, two of the Board’s recommended nominees were originally put forward by Mr. Biglari, one in 2022 and one this year, clear evidence of our Board’s openness to shareholder feedback and outside perspectives. Mr. Biglari has noted in his proxy solicitation materials that he is seeking to replace the Cracker Barrel Board Chairman, Carl Berquist, and independent director, Meg Crofton. Current director Tom Barr has chosen to retire from the Board and will not stand for election this year. Mr. Berquist is our newly appointed independent Chairman, and his stewardship is important to supporting the Company’s transformation efforts. Ms. Crofton chairs the Nominating and Corporate Governance Committee and brings valuable leadership, industry, and public company board experience. CARL BERQUIST is an independent director who joined the Board in 2019 and was elected to the role of Chairman last year. Mr. Berquist received uniformly high grades from his fellow directors for his leadership, oversight, and wisdom during our annual Board evaluation process. Mr. Berquist served as Executive Vice President and Chief Financial Officer of Marriott, was former Global Real Estate and Hospitality Industry Head of Arthur Andersen and was Managing Partner of the mid-Atlantic region for Arthur Andersen. He brings deep financial experience and significant knowledge of the hospitality industry, as well as real estate and corporate transactions experience. MEG CROFTONis an independent director who joined the Board in 2017. Ms. Crofton spent 35 years with The Walt Disney Company, holding executive leadership positions in operating areas including President of Walt Disney World and President of Parks and Resorts Operations, U.S. and France. From 2016 to 2023, she served on the Board of Tupperware Brands Corporation, chairing the nominating and corporate governance committee and sitting on the compensation committee. Ms. Crofton is currently a director at HCA Healthcare, Inc., serving on the compensation and patient safety and quality of care committee. Cracker Barrel’s 10 recommended director nominees CARL BERQUIST JODY BILNEY GILBERT DÁVILA MICHAEL GOODWIN JOHN GARRATT MEG CROFTON DARRYL “CHIP” WADE CHERYL HENRY JULIE MASINO GISEL RUIZ

Forward-Looking Statements Except for specific historical information, certain of the matters discussed in this communication may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “trends,” “assumptions,” “target,” “guidance,” “outlook,” “opportunity,” “future,” “plans,” “goals,” “objectives,” “expectations,” “near-term,” “long-term,” “projection,” “may,” “will,” “would,” “could,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “regular,” “should,” “projects,” “forecasts,” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America (“GAAP”); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. Important Additional Information and Where to Find It On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www. crackerbarrel.com. Participants Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph. We are asking for shareholders to vote the WHITE Proxy Card “FOR ONLY” Cracker Barrel’s 10 recommended nominees to support Cracker Barrel’s continued momentum Elect All of Cracker Barrel’s Recommended Nominees to Ensure Your Company Thrives Today, Tomorrow and Well into the Future Your Board and leadership team are taking the action necessary to usher in a new era of growth and value creation. We recognize that Cracker Barrel must evolve and we are confident the transformation plan being implemented by the Company’s leadership team is the right one to deliver value for ALL shareholders. In contrast, we believe the election of Sardar Biglari and Milena Alberti-Perez to your Board would endanger the progress we are seeing and jeopardize value creation. We urge you to vote the WHITE PROXY CARD “FOR ONLY” Cracker Barrel’s 10 recommended nominees – Carl Berquist, Jody Bilney, Meg Crofton, Gilbert Dávila, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz, and Darryl “Chip” Wade. Thank you for your continued support, THE CRACKER BARREL BOARD OF DIRECTORS 1. Source: Public filings, Technomic and company website as of October 2024. 2. Permission to use quote neither sought nor obtained.

If you have any questions or require any assistance with voting your shares, please call the Company’s proxy solicitor: OKAPI PARTNERS LLC 1212 Avenue of the Americas, 17th Floor New York, NY 10036 Banks and Brokerage Firms, Please Call: (212) 297-0720 Shareholders and All Others Call Toll-Free: (855) 208-8902 Email: info@okapipartners.com YOUR VOTE IS IMPORTANT Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. If you are a beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ONLY” EACH OF CRACKER BARREL’S 10 RECOMMENDED NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

On October 9, 2024, the Company issued the following press release. The press release was also posted by the Company to the Campaign Website.

Cracker Barrel Old Country Store® Files Definitive Proxy Materials and Sends Letter to Shareholders Urges Shareholders to Vote the WHITE Card Today “For Only” Cracker Barrel’s 10 Recommended Nominees Visit CrackerBarrelShareholders.com for More Information LEBANON, Tenn. – October 9, 2024 – Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) today filed definitive proxy materials with the Securities and Exchange Commission in connection with the Company's upcoming Annual Meeting of Shareholders (the “Annual Meeting”) to be held on November 21, 2024. Shareholders of record as of September 27, 2024 will be entitled to vote at the meeting. The proxy statement and other important information related to the Annual Meeting can be found at CrackerBarrelShareholders.com. In connection with the filing of the definitive proxy, the Cracker Barrel Board of Directors (the “Board”) has also mailed a letter to the Company’s shareholders. The letter underscores the actions taken by Cracker Barrel’s refreshed and strengthened Board and leadership team to develop a long-term strategic transformation plan to drive growth and create sustainable, long-term value for shareholders, as well as the significant risk of shareholder value destruction if Sardar Biglari and Milena Alberti-Perez were elected to the Board. The Board urges shareholders to vote the white card today “FOR ONLY” Cracker Barrel’s 10 recommended nominees. The full text of the letter follows: Dear Fellow Shareholder, Our Annual Meeting of Shareholders is coming up on November 21, 2024, and we are writing to encourage you to vote for Cracker Barrel’s 10 recommended nominees to your Board of Directors. The stakes are very high this year because Sardar Biglari has launched yet another proxy contest, nominating himself and two other candidates for election to your Board. This marks the seventh time Mr. Biglari has pursued a costly and distracting proxy contest in the last 13 years. Each time his proxy contests have gone to a vote, our shareholders have rejected Mr. Biglari’s nominees and his positions by significant and increasing margins. We ask that you reject Mr. Biglari again for the reasons we discuss in this letter. Cracker Barrel is one of the most iconic brands in American casual and family dining, with tremendous brand affinity, loyal guests, and a deep connection with the communities we serve. For 55 years, the Company has been dedicated to our mission of “Pleasing People” and we pride ourselves on our quality, value and friendly service. Nothing means more to your Board than delivering on that promise for our guests, our employees, and our shareholders. We are the first to acknowledge that Cracker Barrel struggled coming out of the pandemic more than some brands, and since then the Company has not delivered the results that our shareholders expect and deserve. But to be clear, contrary to Mr. Biglari’s claims, Cracker Barrel is not in crisis. Our traffic, while lower than we want or need it to be, is still significant, and we operate profitably; we just need to do a lot of hard work to reinvigorate the brand and regain a leadership position in our industry.

Last year, our Board recruited and appointed a new President and Chief Executive Officer, Julie Masino. Ms. Masino is a world-class executive with the expertise to lead the charge on a strategic transformation to carve new paths for growth and usher in the next era of value creation for Cracker Barrel shareholders. She has publicly laid out a detailed transformation plan, informed by months of thoughtful analysis as we explain below. We are already driving progress from this plan — with much more to come. To support the Company’s success, for years now, we have consistently and thoughtfully refreshed the Board to ensure we have the right balance of knowledge and perspectives as well as critical restaurant and hospitality experience. Since 2019, we have appointed seven new independent directors with strong skills and experience, including Mr. Biglari’s nominee, Jody Bilney, in 2022. We also recently named a new independent Chairman, Carl Berquist. All of our directors, including Ms. Bilney, were actively involved in the development of our strategic transformation plan and they unanimously support the plan and the investments that it requires. Despite this, Mr. Biglari still chose to nominate himself and four other candidates – two of whom he later withdrew without explanation – for election to the Board. We believe the fact that Mr. Biglari would pursue yet another proxy contest when we have a new CEO, a well-defined three-year transformation plan beginning to take hold, and a refreshed Board speaks volumes about Mr. Biglari’s questionable motives. Rather than seeking what is best for the Company and all shareholders, we believe that Mr. Biglari is once again trying to secure a long-sought “win” for himself personally, at the expense of other shareholders. Despite our long history with Mr. Biglari and in keeping with our track record of superior corporate governance, our Board interviewed all four of his initial independent nominees, carefully considering their qualifications and our needs. We then made multiple settlement offers to Mr. Biglari that included appointing two of his qualified original nominees to the Board so as to avoid the cost and distraction of another proxy contest. However, he rejected each of our settlement offers outright, and made it clear to us that his goal was to personally join the Board. We refused to agree to appoint Mr. Biglari to the Board, because we firmly believe this result would be destructive for shareholders for the reasons we explain below. The Board did, however, conclude that one of Mr. Biglari’s nominees, Michael Goodwin, has the skills, experience, and knowledge about the retail, restaurant, and hospitality industries and about Cracker Barrel to make him an outstanding Cracker Barrel director. The Board concluded that Milena Alberti-Perez and Mr. Biglari did not. As evidence of how carefully and fairly we reviewed the candidates nominated by Mr. Biglari and how strongly we believe in our conclusions, one of our existing directors whom Mr. Biglari originally challenged, Tom Barr, has decided not to stand for reelection and we are taking the highly unusual step of recommending that he be replaced by Mr. Goodwin. But despite this, Mr. Biglari continues to push his unnecessary proxy contest.

WE URGE YOU TO VOTE THE WHITE CARD TODAY “FOR ONLY” CRACKER BARREL’S 10 RECOMMENDED NOMINEES A Vote on the WHITE Card Protects the Value of Your Investment, and is a Vote FOR the Future of Cracker Barrel Including Mr. Goodwin, your Board is recommending the election of the following 10 nominees who we believe have superior qualifications to build the value of your investment in Cracker Barrel: ✓ Carl Berquist ✓ Jody Bilney ✓ Meg Crofton ✓ Gilbert Dávila ✓ John Garratt ✓ Michael Goodwin ✓ Cheryl Henry ✓ Julie Masino ✓ Gisel Ruiz ✓ Darryl “Chip” Wade We believe that replacing any of Cracker Barrel’s recommended nominees with Mr. Biglari or Ms. Alberti-Perez would deprive the Company of important skills and expertise and risk derailing our progress during this especially critical time for the business. Cracker Barrel’s Board Has Taken and Continues to Take Action Designed to Drive the Company’s Growth and Create Sustainable, Long-Term Value for Shareholders New Leadership – Increasing the Pace of Change and Returning to Growth Following the Board’s thoughtful leadership succession planning and robust recruitment process, Julie Masino was appointed President and CEO in November 2023, bringing to Cracker Barrel more than 30 years of experience driving innovation and growth for globally loved and recognized restaurant and retail brands. Ms. Masino acted quickly to bolster the Company’s leadership team and added top-notch executives with relevant skillsets and passion for our brand, including Chris Edwards as Chief Strategy Officer (March 2024) and Sarah Moore as Chief Marketing Officer (July 2024). Our strengthened leadership team is executing with urgency to address areas of opportunity, while leveraging the Company’s rich culture and ensuring our restaurants continue to be a place where people feel welcomed and cared for like family. New Strategic Plan – Positive Momentum Underway Highlights of Ms. Masino’s experience include: • As President, International of Taco Bell, she led the expansion of the division to over 1,000 restaurants in 32 countries. • Previously, as North America President of Taco Bell, she delivered eight consecutive quarters of positive comp growth while launching culinary, technology, and business model innovations. • She brings other valuable leadership and consumer brand experience, having served earlier in her career as CEO of Sprinkles Cupcakes, as GM of Fisher-Price at Mattel, and in various leadership roles at Starbucks.

Following Ms. Masino’s appointment, and aided by her fresh perspectives on the business, the Board and leadership team partnered with top-tier advisors and undertook an intensive review of the Company’s strategy and brand position over a period of several months. This data-driven review was backed by extensive customer feedback and research, leading to a clear understanding of what guests love about Cracker Barrel, as well as what we could do better. The leadership team, with the Board’s unanimous support, leveraged these important insights to develop a long-term strategic transformation plan to drive relevance, deliver an experience guests love, and grow sales and profitability. This transformation plan honors what guests love about Cracker Barrel and works to ensure that we remain top of mind for their next meal and increase traffic and sales. Importantly, it also positions the Company to capture greater market share by opening the door to a new community of guests to get to know – and love – Cracker Barrel. As shared on the Company’s recent earnings call, we are seeing green shoots as the transformation takes hold. Our new menu items are resonating with guests, our optimized pricing initiative is delivering strong flow-through and value perception scores, our loyalty program is delivering incremental sales and traffic, and we are seeing a lift in traffic and sales in our remodeled pilot stores. Importantly, this is only the beginning. We believe we have the data, the insights, and the right team to charge forward in restoring Cracker Barrel to a position of industry leadership. We Believe Mr. Biglari’s Ideas Risk Destroying Value and His Track Record is Controversial. His Insistence on a Proxy Contest Appears to be About Self-Interest – Securing a Board Seat for Himself – Not the Best Interests of All Shareholders In contrast to the Company’s data-informed and extensively developed transformation plan, we believe Mr. Biglari offers no substantive solutions to the challenges we and the casual dining industry face. When coupled with his poor track record of performance in the restaurant space and even poorer track record with respect to corporate governance, it is not hard to understand why our Board rejected his candidacy. There are five pillars to our transformation plan: 1. Refining the brand: evolving the brand across all touchpoints to refine and strengthen positioning to delight existing and new guests. 2. Enhancing the menu: introducing menu innovation focused on craveability and traffic drivers, streamlining processes to improve execution, and optimizing strategic pricing to protect value and improve profitability. 3. Evolving the store and guest experience: delivering an exceptional guest experience through operational excellence and improved store design and atmosphere; testing remodel prototypes with plans to complete 25-30 remodels in fiscal 2025. 4. Winning in digital and off-premise: growing the off-premise business and leveraging technology such as Cracker Barrel rewards; leveraging guest data to better understand consumer behavior and identify ways to drive frequency and engagement. 5. Elevating the employee experience: upgrading training and development programs and tools and simplifying job roles and utilizing technology to improve the employee experience.

Mr. Biglari Doesn’t Have a Credible Plan. As a shareholder, Mr. Biglari has a right to be heard, which is why Julie Masino reached out to him and other major shareholders shortly into her tenure as President and CEO to solicit feedback. Ms. Masino and members of our senior leadership team hosted Mr. Biglari at two in-person meetings – once in March and again in June this year. During these meetings, Mr. Biglari demonstrated what we found to be a shallow and outdated understanding of our guests, our operations, and the work we are doing. While each of the five pillars of our transformation plan is grounded in extensive data-driven research, customer feedback, and tens of thousands of hours of thoughtful planning, Mr. Biglari’s “plan” is to take Cracker Barrel back to “1980’s” menus, insist we “focus on our stores” (here we agree, although for us its more than a slogan, it’s about executing actual initiatives), and divest Maple Street Biscuit Company, in the misguided belief that it is a distraction. More critically, Mr. Biglari wants to deprive our business of needed investments to drive customer engagement and instead pay an unsustainable dividend. Bottom line, Mr. Biglari has provided no credible or clear alternative to our transformation plan, and we believe his ideas are simplistic and would destroy shareholder value. Mr. Biglari’s Restaurant Track Record is Poor Mr. Biglari claims that he has extensive restaurant experience, but under his leadership, Steak’n’Shake has seen significant declines in traffic and same store sales, an alienation of customers through its transition to a kiosk model, and a fall in revenue of 20.6%. Also under Mr. Biglari, Western Sizzlin’ system sales have fallen by almost 50% and the number of units have reduced to just 33 as of June 20241 .. Mr. Biglari openly admits to “wringing cash from the business” to channel it into other investments. As we wrote to you in 2020, we consider the deterioration of Steak’n’Shake, a brand that once held a storied place in American restaurant history, to be a cautionary tale of poor capital allocation, underinvestment, lack of strategic vision, subpar leadership, and lost brand identity. These are hardly the mistakes we need to bring into our Boardroom at this critical juncture. Mr. Biglari’s Corporate Governance Track Record is Even Worse In the proxy contest Mr. Biglari launched at Cracker Barrel in 2020, shareholder advisory firm ISS wrote2 , “It is worth noting that the dissident's company, Biglari Holdings, is notorious for flagrantly violating corporate governance standards and shareholder rights.” In our view, nothing has improved since then. Mr. Biglari’s focus, at Cracker Barrel and the other companies where he has been involved, appears to be on gains for himself and his fund – at the expense of other shareholders and the long-term success of the business. Mr. Biglari Seeks Outsized Influence Our Board works for the benefit of all shareholders, not one. If shareholders follow our recommendations, our Board of 10 directors will have two individuals originally nominated by Mr. Biglari: Jody Bilney and Michael Goodwin. It is hard to imagine that a non-controlling shareholder (holding less than 10 percent of our outstanding stock) could ask for better representation on our Board. Contrary to what Mr. Biglari says, we believe his presence in the Boardroom would not protect shareholders’ interests but would degrade them. We have seen over the years that Mr. Biglari’s demands and perspectives, at Cracker Barrel 1 Source: Public filings, Technomic and company website as of October 2024. 2 Permission to use quote neither sought nor obtained.

and his other restaurant companies, focus mainly on what is best for him rather than the interests of the business or his fellow shareholders. We expect this dynamic would become even more pronounced if he were elected to the Board. For all of these reasons, we are confident Cracker Barrel shareholders would not benefit from placing Mr. Biglari on the Board and should reject his candidacy in the same manner as they have consistently and overwhelmingly done in his past contests. We Believe Cracker Barrel’s 10 Recommended Nominees are the Right Ones to Oversee the Company’s Strategic Transformation. The Board Needs Your Support to Maintain the Pace of Change Cracker Barrel’s 10 recommended director nominees are: Carl Berquist, Jody Bilney, Meg Crofton, Gilbert Dávila, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz, and Darryl “Chip” Wade. Collectively, these candidates bring the necessary experience to oversee the Company’s transformation, return the business to growth and deliver enhanced value for all shareholders. Notably, if all 10 recommended nominees are elected to your Board, all of them will have joined since the beginning of 2017, with eight of those since the beginning of 2020. Further, all directors except for Cracker Barrel’s President and CEO, Ms. Masino, will be independent and 80% will be diverse. And, as noted above, two of the Board’s recommended nominees were originally put forward by Mr. Biglari, one in 2022 and one this year, clear evidence of our Board’s openness to shareholder feedback and outside perspectives. Mr. Biglari has noted in his proxy solicitation materials that he is seeking to replace the Cracker Barrel Board Chairman, Carl Berquist, and independent director, Meg Crofton. Current director Tom Barr has chosen to retire from the Board and will not stand for election this year. Mr. Berquist is our newly appointed independent Chairman, and his stewardship is important to supporting the Company’s transformation efforts. Ms. Crofton chairs the Nominating and Corporate Governance Committee and brings valuable leadership, industry, and public company board experience. Carl Berquist is an independent director who joined the Board in 2019 and was elected to the role of Chairman last year. Mr. Berquist received uniformly high grades from his fellow directors for his leadership, oversight, and wisdom during our annual Board evaluation process. Mr. Berquist served as Executive Vice President and Chief Financial Officer of Marriott, was former Global Real Estate and Hospitality Industry Head of Arthur Andersen and was Managing Partner of the mid-Atlantic region for Arthur Andersen. He brings deep financial experience and significant knowledge of the hospitality industry, as well as real estate and corporate transactions experience. Meg Crofton is an independent director who joined the Board in 2017. Ms. Crofton spent 35 years with The Walt Disney Company, holding executive leadership positions in operating areas including President of Walt Disney World and President of Parks and Resorts Operations, U.S. and France. From 2016 to 2023, she served on the Board of Tupperware Brands Corporation, chairing the nominating and corporate governance committee and sitting on the compensation committee. Ms. Crofton is currently a director at HCA Healthcare, Inc., serving on the compensation and patient safety and quality of care committee. We are asking for shareholders to vote the WHITE Proxy Card “FOR ONLY” Cracker Barrel’s 10 recommended nominees to support Cracker Barrel’s continued momentum. Elect All of Cracker Barrel’s Recommended Nominees to Ensure Your Company Thrives Today, Tomorrow and Well into the Future

Your Board and leadership team are taking the action necessary to usher in a new era of growth and value creation. We recognize that Cracker Barrel must evolve and we are confident the transformation plan being implemented by the Company’s leadership team is the right one to deliver value for ALL shareholders. In contrast, we believe the election of Sardar Biglari and Milena Alberti-Perez to your Board would endanger the progress we are seeing and jeopardize value creation. We urge you to vote the WHITE PROXY CARD FOR ONLY Cracker Barrel’s 10 recommended nominees – Carl Berquist, Jody Bilney, Gilbert Dávila, Meg Crofton, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz, and Darryl “Chip” Wade. Thank you for your continued support, The Cracker Barrel Board of Directors YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. If you are a beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ONLY” EACH OF CRACKER BARREL’S 10 RECOMMENDED NOMINEES ON THE ENCLOSED WHITE PROXY CARD. If you have any questions or require any assistance with voting your shares, please call the Company’s proxy solicitor: OKAPI PARTNERS LLC 1212 Avenue of the Americas, 17th Floor New York, NY 10036 Banks and Brokerage Firms, Please Call: (212) 297-0720 Shareholders and All Others Call Toll-Free: (855) 208-8902 Email: info@okapipartners.com Forward-Looking Statements Except for specific historical information, certain of the matters discussed in this communication may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals,"

"objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com. Participants Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph. About Cracker Barrel Old Country Store® Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) is on a mission to bring craveable, delicious homestyle food and unique retail products to all guests while serving up memorable, distinctive experiences that make everyone feel welcome. Established in 1969 in Lebanon, Tenn., Cracker Barrel and its affiliates operate approximately 660 company-owned Cracker Barrel Old Country Store® locations in 44 states and own the fast-casual Maple Street Biscuit Company. For more information about the company, visit www.crackerbarrel.com. Investor Contact: Adam Hanan (615) 443-9887 Okapi Partners LLC (855) 208-8902 Media Contact: Heidi Pearce (615) 235-4135 Leigh Parrish, Tim Lynch Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

The Company posted a video clip of the following statements to the Campaign Website. The statements were originally made by Julie Masino, President and Chief Executive Officer of the Company on the CNBC Mad Money television program on July 25, 2024.

Jim Cramer: We do the show for you. Back in May, I answered a question about Cracker Barrel Old Country Store off-highway restaurant chain, telling you I felt optimistic about the new CEO’s turnaround efforts, but also wanting you to stay away from the stock ‘cause it seemed just destined for a nasty dividend cut. And sure enough, a couple weeks later, Cracker Barrel slashed its dividend by roughly 80%. They had telegraphed it. Stock instantly lost nearly 15% of its value before spending the next two months trending lower. By the time it bought about, about two weeks ago, this thing was down more than 30% from where I covered it in early May and down 50% for the year. So, keep your bat on the shoulders. It’s been the right call so far. But what about now? Cracker Barrel’s gotten the dividend cut out of the way. We’ve learned more details about the turnaround plan. I think it’s real – includes a store remodeling program and a menu refresh. Both have to be done. Well, it could take two or three years to play out. That’s the emphasis. You’ve got to give them that time. The story doesn’t mean the stock won’t rally ahead of time. Anticipation of the comeback, especially after this huge pullback. Don’t take it from me. Let’s go straight to the source, very exciting for me, Julie Masino. She’s the new President CEO of Cracker Barrel Old Country store to learn more. Ms. Masino, welcome to Mad Money.

Julie Masino: Thank you for having me, Jim. It’s such a pleasure to be here.

Jim Cramer: Well, it’s exciting that you are here because this is iconic. Everyone knows your chain. I have mine on Clinton in New Jersey 78. Really good one. And all we know is that we want it preserved but we also want it fixed. Difficult to do both, isn’t it?

Julie Masino: Yes, it is. It is. That’s our goal. Our goal is to take what people love about Cracker Barrel and open the aperture a little bit so that more people love Cracker Barrel. So, we want to appeal to all generations.

Jim Cramer: Right now, the greatest turn I’ve seen in restaurants was Panera. Where Ron Shaich – legendarily – said listen, came on the show. I though he was gonna cry. He said, look this… this… my son said my place is a mosh but I can’t look at my own place… redoing everything. I kept begging him to tell me, how’s it going, how’s it going? He did a whole new redo. He went to Charlotte. You are doing something similar when it comes to your company.

Julie Masino: Yeah. Well, as you mentioned, we’re in the beginning phases of our three-year plan. So, 25, fiscal 25, which starts for us in a couple weeks is gonna be an investment year. And we’re investing around a couple key pillars. So, one, as you mentioned, is the remodels. We’ve got four right now, in Tennessee, four different versions of it because we want to get the algorithm right for our shareholders. We want to make sure what the algorithm….

Jim Cramer: You gotta tell me what the algorithm is ‘cause they’re not all in the game.

Julie Masino: Okay, we are spending different levels of money on those remodels to make sure that we can understand what level of investment is gonna drive the right return. So very, very important. So, we’ve got four remodels and I’m so excited to share that not only are sales and traffic up in all four of them, but people are loving them. That is so, not only are our guests loving them, they’re saying things like lighter, brighter, fresher, feels like my Cracker Barrel. But they are also saying it’s still the warm hospitality. It’s still the food that I love. The décor is still on the walls. They love it. And our team members love them as well. So, we are super optimistic.

Jim Cramer: So you are, you’re going all in in Indianapolis?

Julie Masino: Oh, yes, we’re telling that!

Jim Cramer: No, I’m allowed to. I checked my notes plus I’ve done my own work.

Julie Masino: Okay, I got it.

Jim Cramer: So, I go into a Cracker Barrel, and I see, well I still see on my menu my meatloaf. Or my pie with vanilla ice cream on top, and will they still have that…. Okay… a slice of cheese too.

Julie Masino: Yes, yes, well, you can put cheese on anything. A lot of people add it to their eggs.

Jim Cramer: Well, I know, it’s just that when I went, they always looked at me and said, you could use a slice of cheese. I’m just saying, is it that same kind of look, you know, we’ll play with it a little. I always love the fact that they would make the dish for you, even though it’s on the menu. They’ll still give you that.

Julie Masino: We still do that, absolutely. I mean, one of the things people love to order the most, doesn’t make our operations team happy, but they like plain hash browns. We’re known for our hash brown casserole which is one of our signature delicious items. But we also sell plain hash browns. Not on the menu, but you can get it.

Jim Cramer: Now, you’ve done some testing of the menu in Texas. Can you give us a sense of how people’s tastes have changed? I feel like Cracker Barrel did need to catch up a little bit. Not just with this GOP-1 thing but yeah. It’s not necessarily known for things that aren’t fattening. But you know what? Cheesecake Factory has a lot of stuff that’s not fattening. So, I mean, I figure you guys have room.

Julie Masino: Well, the menu innovation that we’re focused on right now is really about things that we’ve heard from guests in the research for the last year. So, we talk to people who love Cracker Barrel, people who’ve never been to Cracker Barrel. That’s really the foundation of this plan that we put together. How do we make sure that we appeal to people who love us, because we want them to keep loving us, but how do we welcome even more people into the brand? So, we embarked on the largest menu test in the history of the brand, over 20 items Jim. So huge shout out to my ops team for learning those items, getting rid of some items, and really welcoming them into the Cracker Barrel family. Some of them are such great successes that we’re actually gonna go ahead and launch them on August 6th company wide. So, things like, we’ve got a delicious chicken and rice. We’ve got a wonderful savory pot roast dish, and then a signature hash brown casserole shepherd’s pie riff on that hash brown casserole.

Jim Cramer: Now, do I still want to walk through merchandise and get to it?

Julie Masino: Of course, of course.

Jim Cramer: And that still works, right? And you’ve been able to keep the price points correct? Everything went and got so inflated in the last four years.

Julie Masino: Yeah, look, one of the things Cracker Barrel is known for is our great value and all that research that we did to really build the plan. One of the things that resoundingly came back is people said, you actually have great price points. And not only do you have great price points, but we get an abundance of great, delicious, quality food for that price point. And that’s actually the most important thing to them about Cracker Barrel, is that quantity and quality of food at that great price point.

Jim Cramer: Now, you’ve been at, uh, in your period, we call it the Great Coaching Tree. You’ve been at Yum!, you’ve been at Starbucks, uh these are a restaurant. You’ve already had a big transformation. I mean this is a gigantic transformation and it is gonna take time, right? I mean, we are not starting to look for numbers from you in the next six months that are gonna surprise people.

Julie Masino: Yeah, no, we’ve been really clear and thanks for bringing that up. It is a three-year plan. Fiscal 25, which starts for us in another week or two, is really an investment year. We’ve got five pillars in our plan. We’re really bringing those together, starting to get those rocking and rolling. And then we will start to see the benefits in the back half of our fiscal 26 and into 27.

Jim Cramer: So how much money do you have to spend on technology? I did think that Cracker Barrel hadn’t kept up with a lot of the different things that people started doing about pickup. Where are you there?

Julie Masino: That is a key pillar in our plan Jim. It’s pillar four. We are really focused on making sure that we’re taking the friction out of that to-go experience. About 20% of our business is to-go and we can be so much better at that. We’re working on missing item rates as well as the technology behind that. The other key part of that pillar is our digital and loyalty program. And for me, our loyalty program is off to a great start. I’m so excited about that. But I’m also even more excited about how we’ll be able to use the data to better market to our guests and really meet their needs.

Jim Cramer: Okay – you did not have a loyalty program.

Julie Masino: We did not. We launched it last September.

Jim Cramer: How did you stay in business without a loyalty program. I mean, everyone else has got a loyalty, you know, from Starbucks. They got a few people in their loyalty program.

Julie Masino: I think that is a good loyalty program. But ours is great. No, it literally, it hasn’t even been a year and we’ve got over 5 million people in the program.

Jim Cramer: That, it’s very good.

Julie Masino: Yeah, it really is. And so, it just is, again, it is just, this is a brand that people love. Jim, I have been so overwhelmed in the last year by how much people love Cracker Barrel. It’s so rewarding to work on this brand and to really help usher in the next chapter of growth because 5 million people signing up in less than a year, we serve almost 200 million guests a year across our three-day parts. I mean, it is, it is a brand that people love and I’m so excited to help it grow for the future.

Jim Cramer: Well, I think they’ve got the right person both from execution and enthusiasm. And I’m really thrilled that you came on our show, and you booked both.

Julie Masino: Well, thanks for having me, Jim. Appreciate it.

Jim Cramer: Absolutely, that’s Julie Masino. You’re going to be hearing her name many times. She’s President, CEO of Cracker Barrel, CBRL. Remember what she said. It’s going to take a while. Don’t jump the gun, I did that with Panera. Ron Shaich was furious with me. I say – give her time. That’s how the big money is made. Mad money is back after the break.

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Forward-Looking Statements

Except for specific historical information, certain of the matters discussed in this filing may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It

On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www. crackerbarrel.com.

Participants in the Solicitation

Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.